SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


       Date of Report (Date of earliest event reported) November 10,1997
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                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


DELAWARE                           0-24708                      47-0702918
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(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                        10228 "L" Street, Omaha, NE 68127
                        ---------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)





ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

AMCON Distributing Company ("AMCON"), a Delaware corporation, Food For Health Company, Inc. ("FFH"), an Arizona corporation, FFH Holdings, Inc. ("Holdings") a Delaware corporation and Prudential Venture Partners II L.P. ("Prudential") are parties to a Stock Purchase Agreement dated November 3, 1997 (the "Stock Purchase Agreement").

On November 10, 1997, upon terms set forth in the Stock Purchase Agreement, AMCON completed its purchase of all of the outstanding stock of FFH for a purchase price of $4.4 million. There are no material relationships between AMCON, Holdings and Prudential and the purchase price was determined by arm's-length negotiations. Funding for the acquisition was provided through borrowings under a loan agreement with LaSalle National Bank (the "Loan").
The amount of the Loan was $4.5 million. Costs and expenses associated with the acquisition will also be paid from the Loan proceeds. The Loan is secured by the stock of FFH and a personal Guaranty from the Chairman of AMCON.

On November 18, 1997, AMCON issued a press release announcing that the acquisition of FFH pursuant to the Stock Purchase Agreement had been completed. The press release is filed herewith as an exhibit and incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS

         (a)       Financial Statements of Business Acquired

                   The information required to be presented under this item is not yet available and will be provided in an amendment to this Form 8-K, which will be filed by the registrant on or before January 9, 1998.


         (b)       Pro Forma Financial Information

                   The information required to be presented under this item is not yet available and will be provided in an amendment to this Form 8-K, which will be filed by the registrant on or before January 9, 1998.


         (c)       Exhibits

                   The following items are filed as exhibits to this report:


         EXHIBIT NO.       DESCRIPTION

         2.1 Stock Purchase Agreement, dated November 3, 1997, by and among AMCON Distributing Company, Food For Health Company, Inc., FFH Holdings, Inc. and Prudential Venture Partners II L.P.

         10.1 Loan agreement, dated November 10, 1997, between AMCON Distributing Company and LaSalle National Bank

         10.2 Note, dated November 10, 1997, between AMCON Distributing Company and LaSalle National Bank

         99.1 Press release, dated November 18, 1997, issued by AMCON Distributing Company





                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)



Date:     November 25, 1997     By :     Michael D. James
                                         -------------------------
                                Name:    Michael D. James
                                Title:   Treasurer & Chief Financial
                                           Officer




                                 EXHIBIT INDEX
                                 -------------

Exhibit          Description

2.1 Stock Purchase Agreement, dated November 3, 1997, by and among AMCON Distributing Company, Food For Health Company, Inc., FFH Holdings, Inc. and Prudential Venture
                 Partners II L.P.

10.1             Loan agreement, dated November 10, 1997, between
                 AMCON Distributing Company and LaSalle National
                 Bank

10.2 Note, dated November 10, 1997, between AMCON Distributing Company and LaSalle National Bank

99.1             Press release. dated November 18, 1997, issued by AMCON
                 Distributing Company